                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 28, 2001

                               BWC FINANCIAL CORP.
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            (Exact name of Registrant as specified in its Charter)

          California                   0-10658                  94-262100
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(State or other jurisdiction    (Commission File Number)      (IRS Employer
     of incorporation)                                     Identification No.)

           1400Civic Drive, Walnut Creek, California           94596
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           (Address of principal executive offices)         (Zip Code)

       Registrant's telephone number, including area code (925) 932-5353

                                      N/A
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  (Former name, former address, and former fiscal year, if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountant

          a) On August 28, 2001, BWC Financial  Corp. the "Company")  decided to terminated  Arthur  Andersen LLP as principal  accountants and engaged Moss
     Adams LLP as the Company's principal accountants for the fiscal year ending
     December  31,  2001.  The  decision  to change  principal  accountants  was approved by the Audit Committee of the Company's Board of Directors.

          In connection  with the audits of the two fiscal years ended  December
     31, 2000 and the interim period of 2001  preceding the Company's  decision, there  were no  disagreements  with  Arthur  Andersen  LLP on any matter of accounting  principles or practices,  financial  statement  disclosure,  or auditing scope or procedures,  which disagreements if not resolved to their satisfaction  would  have  caused  them to make  reference  to the  subject matters of the  disagreements  in connection with their opinion;  and there were no  reportable  events  as  described  in Item  304 (a) (1) (v) of the
     Securities and Exchange Commission's Regulation S-K.

          The audit reports of Arthur Andersen LLP on the Company's consolidated financial  statements as of and for the years ended December 31, 2000, 1999 and 1998, did not contain an adverse opinion or disclaimer of opinion,  nor were  they  qualified  or  modified  as to  uncertainty,  audit  scope,  or accounting principles.

          The Company has requested that Arthur Andersen LLP furnish the Company with a letter addressed to the Securities and Exchange Commission,  stating whether  they  agree with the  statements  made in this Item 4, and if not, stating the respects in which they do not agree. This letter is filed as an exhibit to this amendment to the Report.

          b) As of August 28, 2001,  the Company  notified Moss Adams LLP of its decision to engage their firm as its principal  accountant for 2001. During
     1998, 1999 and 2000 and the interim periods of 2001 preceding the Company's decision,  neither the Company  nor anyone  acting on its behalf  consulted with Moss Adams LLP  regarding  (i) either the  application  of  accounting principles to a specific transaction,  either completed or proposed, or the type of audit  opinion  that might be rendered on the  Company's  financial
     statements;   or  (ii)  any  matter  that  was  either  the  subject  of  a disagreement with Arthur Andersen LLP or a reportable event with respect to
     Arthur Andersen LLP.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  BWC FINANCIAL CORP. CORPORATION
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                                  Registrant

DATE: September 5, 2001             BY: /s/ Leland E. Wines
                                    --------------------------
                                    Leland E. Wines
                                    Executive Vice President, Chief Financial
                                    Officer